                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(b) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use by the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

                   Nations Balanced Target Maturity Fund, Inc.
            --------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:  N/A
                                                                     ---
-------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:  N/A
                                                                  ---
------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A
                                                                      ---
-------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:  N/A
                                                      ---
-------------------------------------------------------------------------
(5) Total fee paid:  N/A
                     ---
-------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:  N/A
                             ---
-------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:  N/A
                                                   ---
-------------------------------------------------------------------------
(3) Filing Party:  N/A
                   ---
-------------------------------------------------------------------------
(4) Date Filed:  N/A
                 ---
-------------------------------------------------------------------------
Notes:

                  Nations Balanced Target Maturity Fund, Inc.

                ----------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 July 11, 2002

                ----------------------------------------------

To THE STOCKHOLDERS OF
  NATIONS BALANCED TARGET MATURITY FUND, INC.:

   Notice is hereby given that the Annual Meeting (the "Annual Meeting") of Stockholders of Nations Balanced Target Maturity Fund, Inc. (the "Company") will be held on Thursday, July 11, 2002 at 10:00 a.m. (Eastern time), at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, for the following purposes:

   (1) To elect one Director to serve a three-year term of office; and

   (2) To transact such other business as may properly come before the Annual Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   The Board of Directors of the Company has fixed the close of business on May 24, 2002 as the record date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the meeting and the proposals to be considered. The enclosed Proxy Card is intended to permit you to vote even if you do not attend the meeting in person.

   YOUR PROXY IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Signed but unmarked Proxy Cards will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

                                          By Order of the Board of Directors.

                                          ROBERT B. CARROLL
                                          Secretary

May 31, 2002

                 YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                    PLEASE MARK, SIGN, DATE AND RETURN YOUR
                            PROXY CARD IMMEDIATELY.


   SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   BANK OF AMERICA AND ITS AFFILIATES PROVIDE INVESTMENT ADVISORY, ADMINISTRATIVE AND CERTAIN OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

                  Nations Balanced Target Maturity Fund, Inc.
                           One Bank of America Plaza
                        Charlotte, North Carolina 28255
                                (800) 321-7854

                ----------------------------------------------

                                Proxy Statement

                        Annual Meeting of Stockholders
                                 July 11, 2002

                ----------------------------------------------

   This Proxy Statement is being furnished to holders of common stock ("Stockholders") of Nations Balanced Target Maturity Fund, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on July 11, 2002 at 10:00 a.m. (Eastern time) at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, and at any adjournment(s) thereof. Your proxy is being solicited for the purposes set forth in the accompanying Notice of Annual Meeting.

   The Board of Directors has fixed May 24, 2002 (the "Record Date") as the date for the determination of Stockholders entitled to receive notice of and to vote at such Annual Meeting, and, accordingly, only Stockholders of record at the close of business on that date will be entitled to notice of and to vote at such Annual Meeting. As of the Record Date, there were 5,231,163 outstanding shares of common stock of the Company. This Proxy Statement is first being mailed to Stockholders on or about May 31, 2002.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY STOCKHOLDER UPON WRITTEN OR ORAL REQUEST MADE TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER ABOVE.

   All actions of the Board of Directors of the Company described in the proposal below were unanimously approved by the Board, none of whom are "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company, Banc of America Advisors, LLC ("BA Advisors"), the Company's investment adviser, or Banc of America Capital Management, LLC ("BACAP"), the Company's investment sub-adviser.

                        PROPOSAL: ELECTION OF DIRECTOR

   At the Annual Meeting, the Stockholders of the Company will be asked to vote for William H. Grigg as nominee for Director (the "Nominee") with a term to expire in 2005. If elected, the Nominee will serve until his successor shall be elected and shall qualify. The Nominee is currently a member of the Board of Directors and has consented to his nomination and to serve if elected. The other members of the Board of Directors are A. Max Walker, whose term will expire in 2004, and Thomas F. Keller, whose term will expire in 2003.

Although the Board of Directors expects that the Nominee will be available for election, in the event of death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute Nominee selected by the persons named in the proxy. The Nominee will be elected by a majority of the votes cast.

   The Board of Directors unanimously recommends that you vote to elect the Nominee.

The Board of Directors, Principal Officers and Significant Employees

   The Nominee, along with the other Directors, principal officers and significant employees of the Company are listed below together with their age, address, position held with the Company, principal occupation during the past five years, number of portfolios in the Nations Funds complex overseen by the Directors, and other principal business affiliations. All of the Directors of the Company are "independent."

                                                                          Number
                                                                          of
                                                                          Portfolios
                                                                          in Fund
                  Position                                                Complex
                  Held     Term of Office                                 Overseen
Name, Age         with the and Length of   Principal Occupation(s) During by         Other Directorships
and Address       Company  Time Served     the Past Five Years            Director   Held by Director
-----------       -------  --------------- ------------------------------ ---------- -------------------
(Nominee)         Director Term of Office:  Retired; Chairman Emeritus        95          Director, The
William H. Grigg           through 2002     since July 1997, Chairman                     Shaw Group, Inc.;
Age: 69                    Length of        and Chief Executive Officer                   and Director and
c/o Nations Funds          Service:         through July 1997--Duke                       Vice Chairman,
One Bank of                8 years          Power Co.                                     Aegis Insurance
America Plaza                                                                             Services, Ltd. (a
Charlotte, NC                                                                             mutual fund
28255                                                                                     insurance
                                                                                          company in
                                                                                          Bermuda).
Thomas F. Keller  Director Term of Office:  R.J. Reynolds Industries          95          Director, Wendy's
Age: 70                    through 2003     Professor of Business                         International, Inc.
c/o Nations Funds          Length of        Administration, Fuua                          (restaurant
One Bank of                Service:         School of Business, Duke                      operating and
America Plaza              8 years          University                                    franchising);
Charlotte, NC                                                                             Director, Dimon,
28255                                                                                     Inc. (tobacco);
                                                                                          and Director,
                                                                                          Biogen, Inc.
                                                                                          (pharmaceutical
                                                                                          biotechnology).

                                                                           Number
                                                                           of
                                                                           Portfolios
                                                                           in Fund
                  Position                                                 Complex
                  Held      Term of Office                                 Overseen
Name, Age         with the  and Length of   Principal Occupation(s) During by         Other Directorships
and Address       Company   Time Served     the Past Five Years            Director   Held by Director
-----------       -------   --------------- ------------------------------ ---------- -------------------
A. Max Walker     Director  Term of Office: Independent Financial              95            None
Age: 79           and       through         Consultant
c/o Nations Funds Chairman  2004
One Bank of       of the    Length of
America Plaza     Board     Service:
Charlotte, NC               8 years
28255
Robert H. Gordon  President Term of Office: President of the Company,         n/a            n/a
Age: 40                     Indefinite      Nations Government Income
c/o Nations Funds           Length of       Term Trust 2003, Inc.,
One Bank of                 Service:        Nations Government Income
America Plaza               4 years.        Term Trust 2004, Inc. and
Charlotte, NC                               Hatteras Income Securities,
28255                                       Inc. since March 1998.
                                            President and Manager, BA
                                            Advisors (or its predecessors)
                                            since February 1998; Co-
                                            Chairman of the Board,
                                            BACAP since January 2000;
                                            Senior Vice-President, BA
                                            Advisors (or its predecessors)
                                            1995-February 1998; Senior
                                            Vice President, Bank of
                                            America since 1993.
Edward D. Bedard  Chief     Term of Office: Chief Financial Officer of        n/a            n/a
Age: 43           Financial Indefinite      the Company, Nations
c/o Nations Funds Officer   Length of       Government Income Term
One Bank of                 Service:        Trust 2003, Inc., Nations
America Plaza               5 years.        Government Income Term
Charlotte, NC                               Trust 2004, Inc. and
28255                                       Hatteras Income Securities,
                                            Inc. since 1997. Manager of
                                            BA Advisors (or its
                                            predecessors) since 1997;
                                            Senior Vice President, Chief
                                            Operating Officer, BA
                                            Advisors (or its predecessors)
                                            since 1996; Chief
                                            Administrative Officer and
                                            Treasurer, BACAP since
                                            January 2000.

                                                                             Number
                                                                             of
                                                                             Portfolios
                                                                             in Fund
                  Position                                                   Complex
                  Held      Term of Office                                   Overseen
Name, Age         with the  and Length of     Principal Occupation(s) During by         Other Directorships
and Address       Company   Time Served       the Past Five Years            Director    Held by Director
-----------       -------   ----------------- ------------------------------ ---------- -------------------
Gerald Murphy     Treasurer Term of Office:   Treasurer of the Company,         n/a             n/a
Age: 41                     Indefinite        Nations Government Income
c/o Nations Funds           Length of         Term Trust 2003, Inc.,
One Bank of                 Service:          Nations Government Income
America Plaza               3 years.          Term Trust 2004, Inc. and
Charlotte, NC                                 Hatteras Income Securities,
28255                                         Inc. since 1999; Senior Vice
                                              President, BA Advisors (or
                                              its predecessors) since 1998;
                                              Vice President, Citibank
                                              1997-December 1998;
                                              Director of Financial
                                              Administration, Playfair &
                                              Associates, LLC 1995-1997.
Robert B. Carroll Secretary Term of Office:   Secretary of the Company,         n/a             n/a
Age: 42                     Indefinite        Nations Government Income
c/o Nations Funds           Length of         Term Trust 2003, Inc.,
One Bank of                 Service: 5 years. Nations Government Income
America Plaza                                 Term Trust 2004, Inc. and
Charlotte, NC                                 Hatteras Income Securities,
28255                                         Inc. since 1997; Associate
                                              General Counsel, Bank of
                                              America Corporation since
                                              1999; Assistant General
                                              Counsel, Bank of America
                                              Corporation 1996-1999.

   Set forth in the table below is the dollar range of equity securities in the Company and the aggregate dollar range of equity securities in the Nations Funds closed-end fund family of investment companies owned by each Director as of May 1, 2002.

                                                         Aggregate Dollar Range
                                          Dollar Range  of Equity Securities in
                                           of Equity      All Closed-End Funds
                                           Securities     Overseen by Director
                                             in the           in Family of
Name of Director                         Company*(1)(3) Investment Companies*(2)
----------------                         -------------- ------------------------
William H. Grigg........................       A                   B
Thomas F. Keller........................       A                   B
A. Max Walker...........................       A                   A

----------
*    Key to Dollar Ranges
     A. None
     B. $1--$10,000
     C. $10,001--$50,000
     D. $50,001--$100,000
     E. over $100,000
/1/ This information has been furnished by each Director as of December 31, 2001 and all shares were valued as of December 31, 2001. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.
/2/ "Family of Investment Companies" means any two or more registered investment companies that share the same investment adviser and hold themselves out to investors as related companies for purposes of investment and investor services.
/3/  Less than 1% of the outstanding shares of the Company.

   No Director or their immediate family members owns beneficially or of record any class of securities in BA Advisors or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with BA Advisors.

   For the fiscal year ended March 31, 2002, each Director attended each of the four regular meetings of the Board and, as appropriate, all meetings of the committees of the Board.

   Committees of Directors

   The Board has an Audit Committee and a Governance Committee.

  Audit Committee

   The Board's Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Company. Pursuant to the Audit Committee Charter adopted by the Company's Board, a copy of which is attached to this Proxy Statement as Appendix A, the Audit Committee is responsible for, among other things, conferring with the Company's independent public accountants, reviewing annual financial statements and recommending to the full Board the selection of the Company's independent public accountants. The Audit Committee has met with Company management to discuss, among other things, the Company's audited financial statements for the year ended March 31, 2002. The Audit Committee also has met with the Company's independent public accountants and discussed with them certain matters required under SAS 61 (an accounting standard) including, but not limited to, the scope of the Company's audit, the Company's financial statements for the year ended March 31, 2002 and the Company's accounting controls. The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented from time to time, and has discussed with the independent public accountants, their independence.

   Based upon these reviews and discussions, the Audit Committee has recommended to the full Board that the Company's audited financial statements be included in the Company's Annual Report to Shareholders for the year ended March 31, 2002 and be mailed to Shareholders and filed with the Securities and Exchange Commission.

   Messrs. Grigg, Keller and Walker are members of the Company's Audit Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act and who are independent as defined by the listing standards of the New York Stock Exchange. Dr. Keller is the chairman of the Company's Audit Committee.

  Governance Committee

   The Board's Governance Committee advises the full Board with respect to nomination, compensation, self-evaluation, and retirement policies affecting the Company. Pursuant to the Governance Committee Charter adopted by the Company's Board, the Governance Committee's primary function is to make recommendations to the full Board on issues related to the independent directors and the composition and operation of the Board, and communicating with management on those issues. The responsibilities of the Governance Committee also includes nominating director candidates who are not independent directors in appropriate circumstances, and evaluating director candidates who have been suggested, proposed or nominated by other parties. The Governance Committee will consider nominees recommended by shareholders that are submitted in writing to the Secretary of the Company. The Governance Committee did not hold a meeting during the fiscal year ended March 31, 2002.

   Messrs. Grigg, Keller and Walker are members of the Company's Governance Committee, which is composed entirely of Directors who are not interested persons of the Company as defined by the 1940 Act. Mr. Grigg is the chairman of the Company's Governance Committee.

Compensation of Management

   The following table shows compensation paid by the Company and the Fund Complex to the Directors of the Company for the fiscal year ended March 31, 2002. Officers of the Company are employed by BA Advisors and receive no compensation or reimbursements from the Company.

                              COMPENSATION TABLE

                                            Pension or                Total
                                            Retirement             Compensation
                                             Benefits  Estimated     from the
                                Aggregate   Accrued as   Annual    Company and
                               Compensation  Part of    Benefits     the Fund
                                 from the      Fund       Upon     Complex Paid
Name of Director                Company/1/   Expenses  Retirement to Directors/2/
----------------               ------------ ---------- ---------- --------------
William H. Grigg..............    $3,000     $137,141   $43,028      $120,950/(3)/
Thomas F. Keller..............     3,000      130,353    42,271       120,950/(4)/
A. Max Walker.................     3,000      120,169    48,034       139,125

----------
/1/ The Company pays the Chairman of the Board and each Director $1,000 per year, plus $500 for each meeting attended in person, and reimburses each for travel and other out-of-pocket disbursements incurred in connection with attending meetings.
/2/ The Fund Complex consists of 11 registered investment companies, including the Company (which house an aggregate of 95 series).
/3/  Includes $74,028 deferred compensation.
/4/  Includes $100,314 deferred compensation.

Retirement Plan

   On November 29, 2001, the Board of Directors approved the termination of the Nations Funds Retirement Plan effective January 1, 2002. The eligible Directors have the option of a rollover into the Nations Funds Deferred Compensation Plan on January 1, 2002 or to take a lump sum distribution, including interest, on January 1, 2003. The estimated annual benefits upon retirement stated above reflect the five year payout period, but will be paid out in a lump sum as the options state above.

   Under the terms of the Nations Funds Retirement Plan, which although now terminated was in effect for a part of the Company's fiscal year ended March 31, 2002, each eligible director may be entitled to certain benefits upon retirement from the Board of Directors of one or more of the open-end investment companies ("Funds") in the Company's Fund Complex. Pursuant to the Retirement Plan, the normal retirement date is the date on which an eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the Funds. If a director retires before reaching the age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds equal to 5% of the aggregate directors' fees payable by the Funds during the calendar year in which such director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, such director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds. Each Director of the Company is a participant in the Retirement Plan. Messrs. Grigg, Keller and Walker all have 10 (the maximum) years of credited service, respectively, with the Funds.

                                VOTING MATTERS

Procedural Matters

   Each Stockholder of the Company will be entitled to one non-cumulative vote for each share and a fractional non-cumulative vote for each fractional share. As of the Record Date, there were 5,231,163 outstanding shares of the Company. Stockholders holding a majority of the aggregate outstanding shares of the Company at the close of business on the Record Date will constitute a quorum for the approval of the proposal described in the accompanying Notice of Annual Meeting and in this Proxy Statement. The Nominee will be elected by a majority of the votes cast. Shareholders are not entitled to rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.

   Any form of proxy which is properly executed and received in time to be voted at the Annual Meeting will be counted in determining whether a quorum is present and will be voted in accordance with the instructions marked thereon. In the absence of instructions, any such form of proxy will be voted in favor of electing as a Director of the Company the Nominee named in the Proxy Statement for the term indicated. Abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted solely for purposes of determining whether a quorum is present and otherwise will not be counted for or against any proxy to which they relate. Abstentions and broker non-votes will have no effect, either for or against, the proposal.

   If, by the time scheduled for the Annual Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of the proposal are not received, the persons named as proxies may move for one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment(s) will require that more shares present in person or by proxy at the session of the Annual Meeting to be adjourned be voted in favor of adjournment than against. The persons named as proxies will vote in favor of such adjournment(s) those shares which they are entitled to vote which have voted in favor of the proposal. They will vote against any such adjournment(s) those proxies required to be voted against the proposal.

   The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Annual Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the proposal. A Stockholder of the Company may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation or by executing and delivering a later-dated form of proxy to the Secretary of the Company, at the address set forth on the cover page of this Proxy Statement, or by attending the Annual Meeting in person to vote the shares held by such Stockholder.

   Signed but unmarked forms of proxy will be counted in determining whether a quorum is present and will be voted in favor of the proposal.

Solicitation of Proxies and Payment of Expenses

   The cost of soliciting proxies for the Annual Meeting, consisting principally of expenses incurred in preparing, printing and mailing proxy materials, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may request brokers and others to send forms of proxy and proxy materials to the beneficial owners of the stock and may reimburse them for their reasonable expenses in so doing. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph, telefacsimile, or other electronic means by officers of the Company and personnel of BA Advisors. Compensation for such services will be paid by the Company or BA Advisors, except that officers or employees of the Company will not be compensated for performing such services.

                               OTHER INFORMATION

Substantial Stockholders

   The following persons were known to the Company to be beneficial owners of 5% or more of the outstanding shares of the Company: Karpus Management, Inc. d/b/a/ Karpus Investment Management, 14 Tobey Village Office Park, Pittsford, NY 14534, beneficially owns (based on a Schedule 13D/A filing made on April 5, 2002), as a result of shared dispositive voting power, 559,595 shares of the Company equaling 10.70% of the Company's outstanding shares.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act require the officers and directors of the Company and BA Advisors and BACAP, and affiliated persons of BA Advisors and BACAP, and persons who beneficially own more than 10% of the Company's shares to file reports of ownership with the SEC, the New York Stock Exchange and the Company. Based solely upon review of the copies of such forms received by it and written representations from such persons, the Company believes that, for the fiscal year ended December 31, 2001, all filing requirements applicable to such persons were complied with.

Additional Information

   The Company, with principal executive offices located at One Bank of America Plaza, Charlotte, North Carolina 28255, is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates or on the SEC's website at www.sec.gov.

   BA Advisors and BACAP, both located at One Bank of America Plaza, Charlotte, North Carolina 28255, are the investment adviser and the investment sub-adviser, respectively, of the Company.

Future Stockholder Proposals

   In the event any Stockholder wishes to present a proposal to Stockholders of the Company for inclusion in the Proxy Statement and form of proxy relating to the Annual Meeting of Stockholders to be held in the year 2003, such proposal must be received by the Company on or before November 17, 2002.

Selection of Independent Accountants

   The Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers LLP ("PwC"), independent accountants, to audit the financial statements of the Company for the fiscal year ending March 31, 2003. Representatives of PwC are not expected to be present at the Annual Meeting.

   Audit Fees. The aggregate fees for the most recent fiscal year ended March 31, 2002 for professional services rendered by PwC for the audit of the Company's annual financial statements to be included in the Company's Annual Report to Shareholders were $31,130.

   Financial Information Systems Design and Implementation Fees. The aggregate fees including fees billed to the Company, BA Advisors and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company, for the most recent fiscal year for professional services rendered by PwC related to financial information systems design and implementations were $0.

   All Other Fees. The aggregate fees for the most recent fiscal year for non-audit services (those which are not included in the fees shown above) rendered by PwC were $6,000. These fees include fees for non-audit services provided to the Company, BA Advisors, and any entity controlling, controlled by or under common control with BA Advisors, that provides services to the Company.

   In connection with the provision of services related to financial information systems design and implementation and non-audit services, the Audit Committee has considered that the provision of such services to the Company, BA Advisors and/or any entity controlling, controlled by or under common control with BA Advisors that provides services to the Company is compatible with maintaining the independence of PwC.

Other Matters

   The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                   PROXY CARD
                   NATIONS BALANCED TARGET MATURITY FUND, INC.
                         Annual Meeting of Stockholders
                                  July 11, 2002


     The undersigned hereby appoints each of Robert B. Carroll (the "Proxy") attorney and proxy of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Nations Balanced Target Maturity Fund, Inc. (the "Company") to be held at One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, at 10:30 a.m. (Eastern time) on Thursday, July 11, 2002, and at any adjournment(s) thereof. The Proxy shall cast votes according to the number of shares of the Company which the undersigned may be entitled to vote with respect to the proposal set forth on the reverse side of this proxy card, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof or thereof.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS ON BEHALF OF THE COMPANY. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF THE COMPANY AND THE PROXY STATEMENT, DATED MAY 31, 2002.


THIS PROXY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSAL. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.
              -- -----


                            (Continued on other side)

(1) ELECTION OF DIRECTOR

                                 Please vote by filling in the boxes below
Nominee                          FOR                         WITHHOLD AUTHORITY
William H. Grigg                 [ ]                                [ ]


     In his discretion, the named Proxy is authorized to vote upon any other business that may properly come before the meeting, including matters incident to the conduct of the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

                          ____________________________________, 2002
                             (Please Date)

                          Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.

                           ------------------------------------

                           ------------------------------------
                                    Signature(s)